Commitments and Contingencies - Schedule of Future Minimum Lease Payments Under Non-Cancellable Operating Leases (Details) (fuboTV Inc. Pre-Merger) (10-K) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019
Total minimum lease payments	$ 5,834
Fubo TV Pre-Merger [Member]
2020		$ 1,283
2021		830
2022		778
2023		805
2024		805
Thereafter		2,110
Total minimum lease payments		$ 6,611